UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021 (February 25, 2021)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way
Conroe, Texas 77301
(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Dean O. Bass – Chief Executive Officer, Chairman of the Board

On February 25, 2021, Spirit of Texas Bancshares, Inc. (the “Company”) entered into an amended and restated employment agreement with Mr. Dean O. Bass in connection with his position as Chief Executive Officer and Chairman of the Board of the Company and its wholly-owned subsidiary, Spirit of Texas Bank, SSB (the “Bank”), effective February 2, 2021 (“Bass Employment Agreement”). The Bass Employment Agreement is for an initial term of two (2) years, followed by two (2) year automatic renewals at the end of each term following the initial term unless notice of termination is provided by either the Company or Mr. Bass not less than ninety (90) days prior to the end of such term.

In consideration for his services rendered to the Company and the Bank, Mr. Bass will be awarded a base salary of $600,000, subject to annual increases. Mr. Bass is also eligible to participate in the Company’s annual incentive program and long term incentive program and to receive retirement benefits, medical benefits, reimbursement country club dues at a club approved by the Board, and a vehicle or vehicle allowance, in an amount approved by the Board.

The Bass Employment Agreement also includes severance benefits that are subject to Mr. Bass signing a release. If Mr. Bass is terminated for Cause (as such term is defined in Bass Employment Agreement) or he resigns voluntarily, he is entitled to Accrued Rights (as such term is defined in Bass Employment Agreement). If Mr. Bass’ termination is related to death, disability without Cause or for Good Reason (as such terms are defined in Bass Employment Agreement), he is entitled to receive Accrued Rights, 200% of his base salary and other annual incentive payments, and a lump sum amount equal to the costs to obtain benefits to which he is entitled to for eighteen (18) months after the date of his termination. If Mr. Bass is terminated in connection with a Change in Control of the Company (as such term is defined in Bass Employment Agreement), he is also entitled to payment equal to the sum of his Accrued Rights, 300% of his base salary and other annual benefits, and a lump sum equal to the costs to obtain benefits to which he was entitled to for eighteen (18) months after the date of his termination. Mr. Bass is subject to non-competition and non-solicitation restrictions for a term of twelve (12) months following the termination of his employment as described in Bass Employment Agreement.

The foregoing description of the Bass Employment Agreement is a summary only, and accordingly, does not purport to be complete and is qualified in its entirety to the full text of the Bass Employment Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

David M. McGuire – President, Director, Chief Lending Officer

On February 25, 2021, the Company entered into an amended and restated employment agreement with Mr. David M. McGuire in connection with his position as President and member of the Board of Directors of the Company and President, Chief Lending Officer and member of the Board of Directors of the Bank, effective February 2, 2021 (“McGuire Employment Agreement”). The McGuire Employment Agreement is for an initial term of two (2) years, followed by two (2) year automatic renewals at the end of each term following the initial term unless notice of termination is provided by either the Company or Mr. McGuire not less than ninety (90) days prior to the end of such term.

In consideration for his services rendered to the Company and the Bank, Mr. McGuire will be awarded a base salary of $580,000, subject to annual increases. Mr. McGuire is also eligible to participate in the Company’s annual incentive program and long term incentive program and to receive retirement benefits, medical benefits, reimbursement country club dues at a club approved by the Board, and a vehicle or vehicle allowance, in an amount approved by the Board.

The McGuire Employment Agreement also includes severance benefits that are subject to Mr. McGuire signing a release. If Mr. McGuire is terminated for Cause (as such term is defined in McGuire Employment Agreement) or he resigns voluntarily, he is entitled to Accrued Rights (as such term is defined in McGuire

Employment Agreement). If Mr. McGuire’s termination is related to death, disability without Cause or for Good Reason (as such terms are defined in McGuire Employment Agreement), he is entitled to receive Accrued Rights, 200% of his base salary and other annual incentive payments, a lump sum amount equal to the costs to obtain benefits to which he is entitled to for eighteen (18) months after the date of his termination. If Mr. McGuire is terminated in connection with a Change in Control of the Company (as such term is defined in McGuire Employment Agreement), he is also entitled to payment equal to the sum of his Accrued Rights, 300% of his base salary and other annual benefits, and a lump sum equal to the costs to obtain benefits to which he was entitled to for eighteen (18) months after the date of his termination. Mr. McGuire is subject to non-competition and non-solicitation restrictions for a term of twelve (12) months following the termination of his employment as described in McGuire Employment Agreement.

The foregoing description of the McGuire Employment Agreement is a summary only, and accordingly, does not purport to be complete and is qualified in its entirety to the full text of the McGuire Employment Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated February 25, 2021, by and among Spirit of Texas Bancshares, Inc. and Dean O. Bass (schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request)

10.2	Employment Agreement, dated February 25, 2021, by and among Spirit of Texas Bancshares, Inc. and David M. McGuire (schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request)

104	Cover Page Interactive Data File (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2021	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Allison Johnson
	Name:	Allison S. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer